                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                       HAYES LEMMERZ INTERNATIONAL, INC.


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Hayes Lemmerz International, Inc. (the "Company") and certain subsidiaries of the Company made pursuant to the Prospectus dated June 11, 1999 (the "Prospectus"), if certificates for the Company's outstanding 8 1/4% Senior Subordinated Notes due 2008 (the "Old Notes") are not immediately available or if the procedure for book-entry transfer described in the Prospectus cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York (the "Exchange Agent") prior to the expiration of the Exchange Offer. The Exchange Offer will expire at 5:00 p.m., New York City time, on July 16, 1999, unless extended by the Company (the "Expiration Date"). Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


                                  Delivery To:

                             THE BANK OF NEW YORK,
                                 Exchange Agent

                                         By Facsimile:
           By Mail:             (for Eligible Institutions only)  By Overnight Courier or Hand:
           --------             --------------------------------  -----------------------------
     The Bank of New York               (212) 815-4699                The Bank of New York
    101 Barclay Street, 7E                                             101 Barclay Street
   New York, New York 10286          Confirm by Telephone:       Corporate Trust Services Window
   Attention: Reorganization       -------------------------              Ground Level
            Section                     (212) 815-6335              New York, New York 10286
         Martha James                                                      Attention:
                                                                    Reorganization Section-7E

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed delivery procedures" section of the Prospectus.

  Principal Amount of Old Notes Tendered:*
  $                                                If Old Notes will be delivered by
   -----------------------------------------       book-entry transfer to The Depository
  Certificate Nos. (if available):                 Trust Company, pro vide account number.
  ------------------------------------------
  Total Principal Amount Represented by Old        Account Number
  Notes Certificate(s):                                           -----------------------
  $
   -----------------------------------------

 * Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

X
 -------------------------------------------------    ---------------------

X
 -------------------------------------------------    ---------------------
 Signature(s) of Owner(s) or Authorized Signatory                      Date

  Area Code and Telephone Number:
                                 -----------------

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):
             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------
Capacity:
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Address(es):
             -------------------------------------------------------------------

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                                   GUARANTEE


     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange
Offer -- Guaranteed delivery procedures," together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.


Name of Firm:
             ---------------------------------------

Address:
         -------------------------------------------

----------------------------------------------------
                                          (Zip Code)
Area Code and
Telephone No.:
              --------------------------------------

----------------------------------------------------
                 (Authorized Signature)
Name:
      ----------------------------------------------
                             (Please Type or Print)
Title:
      ----------------------------------------------

Dated:                                        , 1999
      ----------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.